SCHEDULE 14A
                                (RULE 14a-101)
                   INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                         INTERNATIONAL DAIRY QUEEN, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                      OF
                       INTERNATIONAL DAIRY QUEEN, INC.

To the Stockholders of International Dairy Queen, Inc.:

PLEASE TAKE NOTICE that the Annual Meeting of Stockholders of International Dairy Queen, Inc. will be held on Tuesday, March 18, 1997, at 10:00 a.m. in the General Offices of the Company at 7505 Metro Boulevard, Minneapolis, Minnesota, to consider and act upon the following matters:

      I.    To elect directors for the ensuing year.

      II. To consider and act upon the matter of ratifying the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending November 30, 1997.

      III. To transact such other business as may properly come before the meeting.

In accordance with Delaware law, a list of the Company's stockholders entitled to vote at the meeting will be available for examination at the General Offices of the Company for ten business days prior to the meeting, between the hours of 9:00 a.m. and 5:00 p.m. Minneapolis time, and at the meeting, during the whole time thereof.

Accompanying this notice is a Proxy and Proxy Statement and a copy of the Company's Annual Report for the year ended November 30, 1996. Whether or not you expect to be present at the meeting, please sign and date the Proxy and return it in the enclosed envelope provided for that purpose. The Proxy may be revoked at any time prior to the time that it is voted. Only stockholders of record at the close of business on January 31, 1997, will be entitled to vote at the meeting.

                                   BY ORDER OF THE BOARD OF DIRECTORS



                                             Michael P. Sullivan
                                                  President

February 21, 1997.



                                 PROXY STATEMENT
                         INTERNATIONAL DAIRY QUEEN, INC.

                              7505 METRO BOULEVARD
                          MINNEAPOLIS, MINNESOTA 55439
                ANNUAL MEETING OF STOCKHOLDERS -- MARCH 18, 1997

                                     GENERAL

The enclosed Proxy is solicited by the Board of Directors of International Dairy Queen, Inc. (the "Company"). Such solicitation is being made by mail and may also be made by directors, officers and employees of the Company. Any Proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting thereof by so notifying the Company in writing at the above address, attention: David M. Bond, Secretary, or by appearing in person at the meeting. Shares represented by Proxies will be voted as specified in such Proxies. In the absence of specific instructions, Proxies received by the Board of Directors will be voted (to the extent they are entitled to be voted on such matters): (1) in favor of the nominees for directors named in this Proxy Statement; (2) for the ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company; and (3) in the Proxies' discretion upon such other business as may properly come before the meeting.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company. The Company may reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This Proxy Statement is being mailed to stockholders on or about February 21, 1997.

                          PROPOSALS OF STOCKHOLDERS

Proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders should be received by the President of the Company at the above address no later than November 18, 1997, in order to be included in the Company's Proxy Statement and form of Proxy relating to that meeting.

                              OUTSTANDING STOCK

Class A Common Stock, $.01 par value ("Class A Common Stock"), of which there were 13,925,670 shares outstanding on the record date, and Class B Common Stock, $.01 par value ("Class B Common Stock"), of which there were 8,208,575 shares outstanding on the record date, constitute the only classes of outstanding voting securities issued by the Company. Each holder of Class A Common Stock will be entitled to cast one vote in person or by proxy for each share of Class A Common Stock held for the election of directors to be elected by the holders of the Class A Common Stock. Each holder of Class B Common Stock will be entitled to cast one vote in person or by proxy for each share of Class B Common Stock held for the election of the directors to be elected by the holders of the Class B Common Stock and for all other matters voted on at the meeting. Only stockholders of record at the close of business on January 31, 1997, will be entitled to vote at the meeting.

Information as to the name, address and stock holdings of each person known by the Company to be the beneficial owner of more than 5% of its Class A Common Stock or Class B Common Stock and as to name and the stock holdings of each director and nominee for election to the Board of Directors and by all officers, directors and nominees, as a group, as of January 31, 1997, is set forth below. Except as indicated below, the Company believes that each of such persons has the sole (or joint with spouse) voting and investment powers with respect to such shares.

                                           CLASS A COMMON STOCK          CLASS B COMMON STOCK
                                            AMOUNT         PERCENT        AMOUNT         PERCENT
                                         BENEFICIALLY        OF        BENEFICIALLY        OF
         STOCKHOLDER/DIRECTOR                OWNED          CLASS          OWNED          CLASS


Rudy Luther Revocable Trust (1)            1,548,934        11.1%        1,631,850(1)(2)  19.9%
5353 Wayzata Blvd.
Minneapolis, MN 55416

C. David Luther                            1,599,642(3)     11.5%        2,201,850(1)(3)  26.8%
7505 Metro Boulevard
Minneapolis, MN 55439

Nicholas Company, Inc. (4)                 1,819,800        13.1%          779,000         9.5%
700 North Water Street
Milwaukee, WI 53202

Private Capital                            1,132,180         8.2%             None         --
Management, Inc. (4)
3003 Tamiamini Trail N.
Suite 360
Naples, FL 34103

The Capital Group Companies, Inc. (4)        806,400         5.8%             None         --
333 South Hope Street
Los Angeles, CA 90071

John W. Mooty                                550,849(5)      4.0%          824,049(2)(5)  10.0%
33 South Sixth Street
Suite 3400
Minneapolis, MN 55402

Gilbert Stein                                114,880(6)       *            845,760(6)     10.3%
4 Bay Ridge
Springfield, IL 62707

Luther Family Limited                              None       --           550,000(2)      6.7%
Partnership
7505 Metro Boulevard
Minneapolis, MN 55439

Jane N. Mooty                                 49,043(7)       *            575,882(2)(7)   7.0%
7505 Metro Boulevard
Minneapolis, MN 55439

Ernest F. Dorn, Jr.                            1,308          *               None          --

Richard I. Giertsen                           38,302(8)       *            118,126(8)      1.4%

Frank L. Heit                                    308          *              3,000          *

Thomas R. Stuart                                 308          *              1,000          *

Michael P. Sullivan                           87,223(9)       *             39,820(9)       *

All officers and directors
 as a group (22 persons)                   2,977,053(10)    20.6%        4,177,567(10)    50.9%


* Less than one percent

(1) Shares are held by the Rudy Luther Revocable Trust, the trustees of which are Rudy Luther, C. David Luther and R. Dan Luther.

(2) During March 1994, members of the John W. Mooty and Jane N. Mooty families granted certain rights to acquire their shares of the Company's Class B Common Stock to the members of the Rudy Luther family and the members of the Rudy Luther family granted reciprocal rights to their shares of Class B Common Stock to the members of the John W. Mooty and Jane N. Mooty families. Members of these families, in the aggregate, own approximately 54% of the Company's outstanding shares of Class B Common Stock and approximately 18% of the Company's outstanding shares of Class A Common Stock.

(3) Includes: 50,400 shares of Class A Common Stock owned by the Rudy Luther Trust for Children; 1,548,934 shares of Class A and 1,631,850 shares of Class B Common Stock owned by the Rudy Luther Revocable Trust and 550,000 shares of Class B Common Stock owned by the Luther Family Limited Partnership. R. Dan Luther, the brother of C. David Luther, is also the indirect owner of such shares. Separate information for R. Dan Luther is not included in the table as it would be duplicative of information already provided.

(4) The Nicholas Company, Inc., Private Capital Management, Inc. and The Capital Group Companies, Inc. are investment advisors. Based on information provided by these companies, affiliated companies, funds and other client accounts managed by them hold sole voting power with respect to the shares shown opposite their names.

(5)   Does not include securities shown opposite Mrs. Mooty's name.

(6) Includes shares owned by Capitol Dairy Queen, Inc. and Illinois Dairy Queen, Inc.

(7)   Does not include securities shown opposite Mr. Mooty's name.

(8) Includes 23,998 shares of Class A Common Stock and 74,544 shares of Class B Common Stock owned by trusts of which Mr. Giertsen is a trustee, 500 shares of Class A and 1060 shares of Class B Common Stock owned by Mr. Giertsen's spouse and 2,260 shares of Class B Common Stock owned by one of Mr. Giertsen's children.

(9) Does not include 100,800 shares of Class A Common Stock owned by the Rudy Luther Trusts for Children, the trustee of which is Mr. Sullivan, and 550,000 shares of Class B Common Stock owned by the Luther Family Limited Partnership of which Mr. Sullivan is a less than 1% limited partner and is a minor shareholder of the corporate general partner of the Partnership. Includes 9,927 shares of Class A and 5,000 shares of Class B Common Stock owned by Mr. Sullivan's spouse, 270 shares of Class A Common Stock owned by one of Mr. Sullivan's children and 63,687 shares subject to options to acquire shares of the Company's Class A Common Stock which are exercisable within 60 days of the date of this Proxy Statement.

(10) Includes shares owned by the Rudy Luther Trusts for Children. Includes 501,299 shares subject to options to acquire shares of the Company's Class A Common Stock which are exercisable within 60 days of the date of this Proxy Statement.

                            ELECTION OF DIRECTORS

The Company's by-laws provide that the size of the Board of Directors shall be not less than five nor more than fifteen directors. The Proxies granted by the holders of Class A Common Stock will be voted at the meeting for the election of the two persons listed below as Class A Nominees as directors of the Company. The Proxies granted by the holders of Class B Common Stock will be voted at the meeting for the election of the six persons listed below as Class B Nominees as directors of the Company. All of the following persons were elected as directors at the Annual Meeting of Stockholders on March 19, 1996 to hold office until the next Annual Meeting of Stockholders and thereafter until their successors have been duly elected and qualified. In the event that one or more of the below-named persons shall unexpectedly become unavailable for election (the Company has no knowledge of any such unavailability), votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the Board of Directors, unless the Board determines to reduce its size appropriately. In no event will the proxies granted by stockholders be voted for more than two Class A Nominees or six Class B Nominees.


        NAME, AGE AND POSITIONS            DIRECTOR                  PRINCIPAL OCCUPATION AND
            WITH THE COMPANY                SINCE                       BUSINESS EXPERIENCE
  CLASS A NOMINEES:

  *Michael P. Sullivan -- 62                 1984     President of the Company since November 30, 1987. Mr.
    President and Chief Executive                     Sullivan is a director of The Valspar Corporation.
    Officer of the Company and a
   Director

  *Frank L. Heit -- 60                       1992     Private Investor. Mr. Heit retired from his position
    Director                                          as Executive Vice President and Treasurer of the
                                                      Company in January 1994. Mr. Heit had held this
                                                      position for more than five years.

  CLASS B NOMINEES:

  *John W. Mooty -- 74                       1970     Member of the Minneapolis law firm of Gray, Plant,
    Chairman of the Board of                          Mooty, Mooty & Bennett, P.A. for more than the last
    Directors and Executive Committee                 five years.

  Ernest F. Dorn, Jr. -- 64                  1995     President of Community Credit Co., auto financing and
                                                      consumer loans, a subsidiary of Norwest Financial
                                                      Services, Inc., for more than the last five years.

  Richard I. Giertsen -- 51                  1993     President of Giertsen Company, a construction
    Director                                          company, for more than five years; Vice President of
                                                      Nebco Evans, Inc., a food distribution company, since
                                                      December 1990; President of LL Distribution Systems,
                                                      Inc., a food distribution company, from February 1976
                                                      to December 1990; and Secretary/Treasurer of MIRI
                                                      Enterprises, Inc. a fast food restaurant, for more
                                                      than five years.

  C. David Luther -- 40                      1995     President of Motors Management Corporation, owner and
    Director                                          operator of an auto leasing company and a number of
                                                      auto dealerships, since June 1992. Mr. Luther has
                                                      served as a director of Motors Management Corporation
                                                      for more than the last five years.

  Jane N. Mooty -- 75                        1970     Private investor for more than the last five years.
    Director

  Thomas R. Stuart -- 52                     1996     Chairman of the Board and Chief Executive Officer of
    Director                                          Bureau of Engraving, Inc., a company engaged in
                                                      offset printing, home study education and
                                                      manufacturer of printed circuit boards, for more than
                                                      five years.


* Member of the Executive Committee of the Board of Directors.

Jane N. Mooty is the wife of John W. Mooty. There is no other family relationship between any of the persons listed above. Board members are paid $1,000 per board meeting attended and annually receive shares of the Company's Class A Common Stock purchased by the Company in the open market for $6,000 on the last business day of the fiscal year.

During fiscal 1996, the Board of Directors of the Company met six times and the Executive Committee of the Board of Directors met two times. During this period all directors attended at least 75% of the meetings of the Board of Directors and all committees of the Board of Directors on which they served. The Board of Directors does not have a nominating committee.

John W. Mooty, C. David Luther and Frank L. Heit serve on the Board of Directors' Compensation Committee. The Compensation Committee met two times during fiscal 1996.

Messrs. Giertsen, Heit and Dorn are members of the Board of Directors' Audit Committee. This committee met three times during fiscal 1996 to review the results of the 1995 audit and the plan for the 1996 audit. The functions of the Audit Committee include recommending to the Board of Directors, subject to stockholder approval, the independent auditors; reviewing and approving the results of the annual audit; and instructing the auditors, as deemed appropriate, to undertake special assignments.

                            EXECUTIVE COMPENSATION

                   REPORT OF THE COMPENSATION COMMITTEE OF
               THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE CHARTER. The purpose of the Compensation Committee of the Board of Directors is to oversee compensation of officers, key employees, and directors of the Company. The Committee's policy is to insure that compensation programs contribute directly to the success of the Company. The Committee comprises three members of the Board of Directors, none of whom is an employee of the Company.

EXECUTIVE COMPENSATION POLICIES AND PROGRAMS. The Company's executive compensation programs are designed to attract and retain qualified executives. There are three basic components to the Company's executive compensation program: base pay, annual incentive bonus, and long-term, equity-based incentive compensation in the form of stock options. Each component is established in light of individual and Company performance, compensation levels generally in the Minneapolis/ St. Paul metropolitan area, equity among employees, and cost effectiveness.

BASE PAY. Base pay is designed to be competitive, although conservative as compared to salary levels for equivalent positions at comparable companies in the Minneapolis/St. Paul metropolitan area. The executive's actual salary within this competitive framework depends on the individual's performance, responsibilities, experience, leadership, and potential future contribution.

ANNUAL INCENTIVE BONUS. In addition to base pay, each executive is eligible to receive an annual cash bonus. For fiscal 1996 the bonus was based on the Company's and the individual's performance in comparison to a plan established at the beginning of the year. In its evaluation of executive officers and the determination of discretionary bonuses, the Committee makes a judgment after considering the factors it deems relevant, which may include consequences for performance that is below expectations. The initial recommendation with respect to all executive officers other than the President, is made by the President.

LONG-TERM, EQUITY-BASED INCENTIVE COMPENSATION. The long-term, equity-based compensation program is tied directly to stockholder return. Under the current program, long-term incentive compensation consists of stock options that generally do not fully vest until after five years. Stock options are awarded with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Accordingly, the executive is rewarded only if the stockholders receive the benefit of appreciation in the price of the Common Stock. Because long-term options vest over time, the Company periodically (generally once each year) grants new options to provide continuing incentives for future performance. The size of previous grants and the number of options held are considered by the Committee, but are not entirely determinative of future grants. Like the annual bonus, each executive's actual grants are based upon performance measured against the criteria described in the preceding paragraphs.

ANNUAL REVIEWS. Each year the Committee reviews its executive compensation policies and programs and determines what changes, if any, are appropriate for the following year. In addition, the Committee reviews the performance of the President.

CHIEF EXECUTIVE OFFICER. The President and Chief Executive Officer's compensation is established by the Committee based on a subjective consideration of his performance and the extent to which the Company achieves its strategic and economic goals established at the beginning of the year, his current level of compensation in comparison with the level of compensation paid the Chief Executive Officers of the largest 100 companies in the Minneapolis/St. Paul metropolitan area and, with respect to grants of additional stock options, the number of shares of the Company's Common Stock and options he currently owns. The Committee also considers the President's level of compensation as it relates to other executive officers of the Company and to the Company's employees in general. The foregoing report is submitted by C. David Luther, Frank L. Heit and John W. Mooty, current members of the Compensation Committee.

                          SUMMARY COMPENSATION TABLE

The following table sets forth the cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company and the four other highest paid executive officers for fiscal 1996, all of whom were executive officers at the end of the fiscal year (the "Named Executive Officers").


                                                                   LONG-TERM
                              FISCAL     ANNUAL COMPENSATION      COMPENSATION
 NAME/PRINCIPAL POSITION       YEAR       SALARY       BONUS      OPTIONS (#)

 Michael P. Sullivan           1996      $353,424    $ 95,000     14,000 shs.
  President and Chief          1995       339,166     130,000     14,000 shs.
  Executive Officer            1994       329,500     120,000     19,250 shs.

 Edward A. Watson              1996       208,053      45,000     12,000 shs.
  Executive Vice               1995       184,388      60,000     12,000 shs.
  President -- Operations      1994       176,699      55,000     15,850 shs.

 Charles W. Mooty              1996       162,811      35,000     12,000 shs.
  Executive Vice               1995       124,583      14,458     10,000 shs.
  President and                1994       114,660      11,080     10,325 shs.
   Chief Financial Officer

 Mark S. Broin                 1996       166,642      10,700      7,800 shs.
  Vice President               1995       157,048      12,500      8,000 shs.
  Information Services         1994       151,287      12,565     10,625 shs.

 Gary H. See                   1996       165,219      10,952     10,000 shs.
  Vice President               1995       155,500      15,500     10,000 shs.
  Marketing and                1994       149,396      15,364     13,500 shs.
  Consumer Research


                      OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth for the Named Executive Officers the stock options granted by the Company in fiscal 1996 and the potential value of these stock options determined pursuant to Securities and Exchange Commission requirements.






                                         INDIVIDUAL GRANTS (1)                       POTENTIAL REALIZABLE
                                     PERCENT OF                                        VALUE AT ASSUMED
                                    TOTAL OPTIONS                                       RATES OF STOCK
                                     GRANTED TO       EXERCISE OR                     PRICE APPRECIATION
                        OPTIONS     EMPLOYEES IN      BASE PRICE      EXPIRATION       FOR OPTION TERM (2)
        NAME            GRANTED      FISCAL YEAR        ($/SH)           DATE         5%($)        10%($)
Michael P. Sullivan     14,000           5.2%           $21.75         2/01/03       $123,962     $288,884
Edward A. Watson        12,000           4.4%            21.75         2/01/03        106,253      247,615
Charles W. Mooty        12,000           4.4%            21.75         2/01/03        106,253      247,615
Mark S. Broin            7,800           2.9%            21.75         2/01/03         69,065      160,950
Gary H. See             10,000           3.7%            21.75         2/01/03         88,544      206,346


(1) All stock options granted have an exercise price equal to the fair market value on the date of grant.

(2) The hypothetical potential appreciation shown in these columns reflects the required calculations at annual rates of 5% and 10% set by the Securities and Exchange Commission and therefore is not intended to represent either historical appreciation or anticipated future appreciation of the Company's Common Stock price.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

The following table sets forth for the Named Executive Officers the value realized from stock options exercised during fiscal 1996 and the number and value of exercisable and unexercisable stock options held at November 30, 1996.

                                                       NUMBER OF      VALUE OF UNEXERCISED
                          SHARES                      UNEXERCISED         IN-THE-MONEY
                        ACQUIRED ON      VALUE          OPTIONS             OPTIONS
                         EXERCISE       REALIZED     EXERCISABLE/         EXERCISABLE/
                            (#)            $         UNEXERCISABLE       UNEXERCISABLE
Michael P. Sullivan   None                 --        54,975/37,625      $99,222/$57,750
Edward A. Watson      None                 --        31,475/31,925       44,025/ 48,525
Charles W. Mooty      None                 --        12,762/25,413       30,227/ 33,489
Mark S. Broin         None                 --        30,937/21,363       58,326/ 32,814
Gary H. See          7,000              $34,906      31,500/26,500       48,500/ 40,500

                             CERTAIN TRANSACTIONS

During fiscal 1996, the Company leased cars from a company, the President of which is C. David Luther, a director of the Company, and in connection therewith paid to such company $961,109. During fiscal 1996, the Company utilized the services of a travel agency affiliated with Mr. Luther. The agency primarily is compensated for such services by airlines, hotels and others with which the agency makes travel arrangements for the Company. The Company believes that the lease payments for the cars and the services provided by the travel agency were as favorable as could have been obtained from nonaffiliated companies.

During fiscal 1996, the Company paid the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., of which firm John W. Mooty, the Chairman of the Board of Directors and Executive Committee of the Company, is a member, $2,542,738 for legal services.

                        STOCKHOLDER RETURN COMPARISON

Shown below is a line graph comparing the yearly dollar change in the cumulative total stockholder return on the Company's Common Stock as against the cumulative total return of the NASDAQ Total Return Index and a "Peer" group of companies selected by the Company for the period November 30, 1991 through November 30, 1996. The graph and table assume the investment of $100 on November 30, 1991 in each of the Company's Common Stock, the NASDAQ Total Return Index and the Peer Group.

                                    [GRAPH]

                                                11/91    11/92    11/93    11/94    11/95    11/96
          International Dairy Queen   INDQA      100      100       94       96      125      107
          PEER GROUP                 PPEER1      100      148      153      115      153      176
          NASDAQ STOCK MARKET-US       INAS      100      126      146      146      208      255



(1) The Peer Group, each of which companies is engaged to varying degrees in the franchising of restaurants, includes the following: CKE Restaurants, Inc., Checkers Drive-In Restaurants, Rally's Hamburgers Inc., Sbarro Inc., Sonic Corp., TCBY Enterprises Inc. and Wendys International Inc.

                        COMPLIANCE WITH SECTION 16(a)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are also required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended November 30, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                      SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has appointed Ernst & Young LLP as independent auditors of the Company for the fiscal year ending November 30, 1997, it being intended that such appointment would be presented for ratification by the holders of Class B Common Stock. This firm audited the financial statements of the Company for the year ended November 30, 1996, and for prior years. Ernst & Young LLP will have representatives at the meeting who will have an opportunity to make a statement and will be able to respond to appropriate questions.

In the event the holders of Class B Common Stock (the only class of stock entitled to vote on this matter) do not ratify the appointment of Ernst & Young LLP, the selection of other independent auditors will be considered by the Board of Directors. The Board of Directors recommends that the holders of Class B Common Stock vote for ratification of the appointment of Ernst & Young LLP.

                                OTHER MATTERS

The Board of Directors does not intend to bring before the meeting any business other than as set forth in this Proxy Statement, and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

Please sign and return promptly the enclosed Proxy or Proxies if you are both a holder of Class A Common Stock and Class B Common Stock in the envelope provided. The signing of a Proxy will not prevent your attending the meeting and voting in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                            Michael P. Sullivan
                                                 President

Dated: February 21, 1997



                                                            CLASS A COMMON STOCK
                        INTERNATIONAL DAIRY QUEEN, INC.
                         PROXY FOR CLASS A COMMON STOCK
                      SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 18, 1997

         The undersigned stockholder of International Dairy Queen, Inc. (the "Company"), hereby appoints John W. Mooty and Michael P. Sullivan or either of them, as attorneys, agents and proxies of the undersigned with full power of substitution in each of them, to vote, in the name and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on March 18, 1997, at 10:00 a.m., in the General Offices of the Company, 7505 Metro Boulevard, Minneapolis, Minnesota, and at all adjournments thereof, all of the shares of Class A Common Stock of the Company which the undersigned would be entitled to vote if personally present, with all powers the undersigned would possess if personally present.

I. [ ] Grant      authority to vote for the election of the following persons
   [ ] Withhold   to serve as directors (the Board recommends that you GRANT this authority):

               M. Sullivan                             F. Heit

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE BY LINING THROUGH THE NOMINEE'S NAME OF THE ABOVE LIST

all as set out in the Notice of Annual Meeting of Stockholders and Proxy Statement dated February 21, 1997, receipt of which is hereby acknowledged.

                  (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES.

Either of said attorneys or their substitutes who shall be present and act, or if only one shall attend, then that one, shall have and may exercise all the powers of said attorneys hereunder.

                                           Dated: _______________________, 1997.


                                           _____________________________________
                                                       (Signature)

                                           _____________________________________
                                                  (Joint Owner's Signature)


                                           When signing as attorney, guardian,
                                           executor, administrator or trustee,
                                           please give title. If the signer is
                                           a corporation, please give the full
                                           corporate name, and sign by a duly
                                           authorized officer, showing the
                                           officer's title. EACH joint owner is
                                           required to sign.

PLEASE EXECUTE AND RETURN THIS PROXY PROMPTLY. YOUR COOPERATION WILL BE APPRECIATED.




                                                            CLASS B COMMON STOCK
                        INTERNATIONAL DAIRY QUEEN, INC.
                         PROXY FOR CLASS B COMMON STOCK
                      SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                 MARCH 18, 1997

         The undersigned stockholder of International Dairy Queen, Inc. (the "Company"), hereby appoints John W. Mooty and Michael P. Sullivan or either of them, as attorneys, agents and proxies of the undersigned with full power of substitution in each of them, to vote, in the name and on behalf of the undersigned at the Annual Meeting of Stockholders of the Company to be held on March 18, 1997, at 10:00 a.m., in the General Offices of the Company, 7505 Metro Boulevard, Minneapolis, Minnesota, and at all adjournments thereof, all of the shares of Class B Common Stock of the Company which the undersigned would be entitled to vote if personally present, with all powers the undersigned would possess if personally present.

  I. [ ] Grant      authority to vote for the election of the following persons
     [ ] Withhold   to serve as directors (the Board recommends that you GRANT this authority):

             E. Dorn, Jr.    C.D. Luther    J.W. Mooty    R. Giertsen
                              T. Stuart     J.N. Mooty

YOU MAY WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE BY LINING THROUGH THE NOMINEE'S NAME ON THE ABOVE LIST

 II. [ ] For        approving the appointment of Ernst & Young LLP by the Board
     [ ] Against    of Directors as the independent auditors of the Company for
     [ ] Abstain    the fiscal year ending November 30, 1997 (the Board
                    recommends you vote FOR this proposal).

III. [ ] Grant      authority to vote, in their discretion, upon such other
     [ ] Withhold   business as may properly come before the meeting (the
                    Board of Directors recommends that you GRANT this authority).


                  (CONTINUED, AND TO BE SIGNED, ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

all as set out in the Notice of Annual Meeting of Stockholders and Proxy Statement dated February 21, 1997, receipt of which is hereby acknowledged.

ALL SHARES WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED FOR THE NOMINEES, TO APPROVE THE APPOINTMENT OF ERNST & YOUNG LLP AND IN ACCORDANCE WITH THE PROXIES' DISCRETION IN CONNECTION WITH SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Either of said attorneys or their substitutes who shall be present and act, or if only one shall attend, then that one, shall have and may exercise all the powers of said attorneys hereunder.

                                           Dated: _______________________, 1997.


                                           _____________________________________
                                                       (Signature)

                                           _____________________________________
                                                  (Joint Owner's Signature)


                                           When signing as attorney, guardian,
                                           executor, administrator or trustee,
                                           please give full title. If the signer
                                           is a corporation, please give the
                                           full corporate name, and sign by a
                                           duly authorized officer, showing the
                                           officer's title. EACH joint owner is
                                           required to sign.

PLEASE EXECUTE AND RETURN THIS PROXY PROMPTLY. YOUR COOPERATION WILL BE APPRECIATED.